Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, as Principal Executive Officer and as Principal Financial Officer of Aquantia Corp. (the “Company”), respectively, certify that, to the best of their knowledge and belief, the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2018, which accompanies this certification fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2018 fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated therein. The foregoing certifications are made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be relied upon for any other purpose.

/s/ Faraj Aalaei
Faraj Aalaei
Chairman, President and Chief Executive Officer
(Principal Executive Officer)
August 8, 2018

/s/ Mark Voll
Mark Voll
Chief Financial Officer
(Principal Financial and Accounting Officer)
August 8, 2018

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Aquantia Corp. and will be retained by Aquantia Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.